Barclays Global Financial Services Conference September 11, 2012 Investor Contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com Exhibit 99.1

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Corporate Overview
Snapshot, as of June 30, 2012
People’s United Financial, Inc. NASDAQ (PBCT)
Headquarters: Bridgeport, CT
Chief Executive Officer: Jack Barnes
Chief Financial Officer: Kirk Walters
Market Capitalization (9/10/12): $4.3 billion
Assets: $28.1 billion
Loans: $20.6 billion
Deposits: $21.5 billion
Branches: 416
ATMs: 634
Standalone ATMs:* 83
Founded: 1842
*  Includes 25 ATMs in Stop & Shop locations where a branch is not present.

3 Branch Map

Strategic Vision Outlined in mid-2010
Optimize the Existing Business
Continue to grow high quality, in-footprint, relationship-based C&I, commercial real estate, home equity and select residential loans
Maintain conservative underwriting standards and focus on asset quality
Compete on service and relationships and maintain pricing discipline
Yield enhancing moves on investments without credit risk or significant duration risk
Further leverage our brand
Deepen our presence in NYC Metro (Westchester County and Long Island) and Greater Boston
Continue to upgrade our products & services
Build out our small business lending capabilities
Continue to deepen wealth management and insurance relationships
Improved infrastructure facilitates future growth
Core systems conversion complete
Our objective is to reach 1.25% ROAA

Substantial Progress Since 1Q 2010
Continued to build on our premium brand
Expanding footprint into two of the largest MSAs in the country (NYC, #1 and
Boston, #10)
NYC MSA: 5 branches in 2010, nearly 100 branches in 2012
Boston MSA: 20 branches in 2010, nearly 60 branches in 2012
Attracted senior level talent to augment an already strong leadership team
Significantly enhanced corporate governance and risk capabilities
Maintained superior asset quality with NCOs / Average Loans of 28 basis points
Lowered the efficiency ratio ~15% from 76.1% in 1Q 2010 to 61.5% in 2Q 2012
Improved profitability as demonstrated by an EPS CAGR of 100%
Operating ROAA has nearly doubled from 55bps in 1Q10 to 97bps in 2Q12
Returned over $1.1BN of capital to shareholders through dividends and share repurchases – 25% of our current market capitalization
All of this has occurred while the US economy and economic outlook has weakened
- 10 Year Treasury Yield: 3.83%, Mar. 31, 2010; 1.67%, Sept. 7, 2012

Acquisitions of Smithtown and RiverBank
– Solidified franchise expansion into the greater Boston and New York metro MSAs
– Complements de novo activity in both markets
Acquisition of Danvers
– Deepened relationships in the Boston MSA, New England’s largest market, and nearly doubled existing Massachusetts footprint
– Created seventh largest bank in both Massachusetts and the Boston market
Acquisition of Select Citizens Bank Branches
– Unique opportunity based on People’s United’s excellent in-store branch banking track record, longstanding relationship with Stop & Shop and strong existing traditional branch network in the market
– 83% of in-store branches in Nassau/Suffolk counties of Long Island are within 5 miles of a traditional branch and 75% of in-store branches in Westchester County are within 5 miles of a traditional branch
– Added additional source of core deposit funding
Record of Successful Acquisitions
Acquisition Integration as a Core Competency
Since 2010, People’s United has completed several acquisitions that have deepened its presence in Boston and the New York metro area

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
$60.49
$14
$15
$16
$17
$18
$19
$20
$21
$22
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
$40
$45
$50
$55
$60
$65
Gross Loans ($BN) Loans per Share
$62.99
$14
$15
$16
$17
$18
$19
$20
$21
$22
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
$40
$45
$50
$55
$60
$65
Deposits ($BN) Deposits per share
We have made substantial progress since the first quarter of 2010, growing loans and deposits at compound annual growth rates greater than peers by approximately 14%

Deepening Market Presence
Connecticut
Massachusetts Vermont
New York
New Hampshire Maine
Leading market position in the best commercial banking market in the US
#1 in Fairfield County, CT, 65 branches, $5.7BN, 17.8% market share
#2 in Essex County, MA, 21 branches, $1.9BN, 11.2% market share
#5 deposit market share in New England
Source: SNL Financial
Branches $BN %
1 B of A 158 24.1 24.3
2 Webster 124 11.4 11.5
3 People's United 166 10.1 10.2
4 Wells Fargo 75 8.0 8.1
5 TD Bank 81 5.5 5.5
6 First Niagara 82 4.9 5.0
7 JPM Chase 55 4.0 4.1
8 Citi 20 2.8 2.9
9 Liberty 45 2.7 2.7
10 RBS 50 2.4 2.5
Branches $BN %
1 B of A 269 52.5 22.8
2 RBS 254 28.4 12.3
3 Santander 228 15.4 6.7
4 TD Bank 158 9.7 4.2
5 Eastern Bank 94 6.2 2.7
6 Independent Bank 78 4.1 1.8
7 People's United 58 3.5 1.5
8 Middlesex 31 3.4 1.5
9 Boston Private 12 2.7 1.2
10 Salem Five 30 2.2 1.0
Branches $BN %
1 People's United 45 2.4 22.4
2 TD Bank 37 2.3 21.5
3 Merchants 33 1.1 10.1
4 RBS 21 0.7 6.9
5 KeyCorp 13 0.7 6.5
6 Northfield 13 0.5 4.7
7 Community 14 0.4 3.9
8 Union 13 0.4 3.4
9 Passumpsic 7 0.3 3.0
10 Berkshire Hills 7 0.3 3.0
Branches $BN %
1 JPM Chase 850 351.2 35.7
2 B of A 369 65.7 6.7
3 Citi 261 64.6 6.6
4 HSBC 174 53.0 5.4
5 Capital One 287 35.9 3.7
6 M&T 269 24.1 2.4
7 TD Bank 213 20.4 2.1
8 Wells Fargo 86 19.2 2.0
9 KeyCorp. 270 18.3 1.9
10 First Niagara 229 17.1 1.7
37 People's United 96 2.6 0.3
Branches $BN %
1 TD Bank 56 12.5 40.6
2 KeyCorp 61 2.5 8.0
3 Camden National 51 1.9 6.2
4 Bangor Bancorp 58 1.8 6.0
5 B of A 20 1.3 4.2
6 First Bancorp 15 1.0 3.4
7 Machias 14 0.8 2.6
8 Bar Harbor 16 0.8 2.5
9 People's United 30 0.8 2.5
10 Norway 20 0.7 2.3
Branches $BN %
1 RBS 81 6.8 27.8
2 TD Bank 73 5.2 21.1
3 B of A 31 2.2 9.0
4 People's United 32 1.3 5.3
5 Merrimack 18 1.0 3.9
6 LSB Financial 23 0.9 3.6
7 Santander 20 0.8 3.4
8 NH Thrift 19 0.6 2.6
9 Northway 17 0.6 2.4
10 Centrix 6 0.6 2.4
Leading market position in the best commercial banking market in the US

Cross-sell
Educating our employee base / breaking down silo thinking
Geographic cross-sell leadership teams in place
Leveraging technology
3.70 retail products per retail household
680,000 retail households
Retail households grew by approximately 40,000 households or 7% during the last twelve months
Penetration rates are measured and monitored closely
Residential mortgage, home equity, wealth management and brokerage offer large opportunities
Cross-sell performance becoming an increasingly important part of compensation

Growing loans and deposits organically
Continue to grow in existing markets
We have large markets where we are under-represented with an outstanding brand to leverage
Lower deposit costs
Improve DDA mix, commercial mix
Lower deposit costs on acquired deposits
Strengthen fee income
Continue to reduce absolute expense levels on a pro forma basis
Operating Leverage
Grow Revenue While Reducing Expenses

11 Fortified Foundation for Growth Our Relationship Based World

12 Market Positioning What know-how can do

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United
Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangibles, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans, and non-recurring income) (the denominator). People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.
Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-
recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, merger-related expenses, charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio.  Operating earnings per share is calculated by dividing operating earnings by the weighted average number of dilutive common shares outstanding for the respective period. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
Operating net interest margin excludes from the net interest margin those items that management considers to be of such a discrete nature that, by excluding such items, People’s United Financial’s net interest margin can be measured and assessed on a more consistent basis from period to period. Items excluded from operating net interest margin include cost recovery income on acquired loans and changes in the accretable yield on acquired loans stemming from periodic cash flow reassessments. Operating net interest margin is calculated by dividing operating net interest income (annualized) by average earning assets.
Non-GAAP Financial Measures and Reconciliation to GAAP

The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangibles) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangibles) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP")  common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s United
Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.
Non-GAAP Financial Measures and Reconciliation to GAAP

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com